UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 14, 2022

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Sino American Oil Co

(Exact name of registrant as specified in its charter)

Wyoming (State or Other Jurisdiction of Incorporation or Organization)	000-52304 (Commission File Number)	02-3717729 (I.R.S. Employer Identification Number)

2123 Pioneer Avenue, Cheyenne, WY, 82001

(Address of principal executive offices)

360-361-8066,

(Registrant's telephone number, including area code)

Former name or former address, if changed since last report: Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR  240.13e-4(c))

Emerging growth company ☐

Item 4.02Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 10, 2022 the Board of Directors of Sino American Oil Company, Inc. (the “Company”), in consultation with management and Michael Gillespie , the Company's independent registered public accounting firm, concluded that the Company's previously issued unaudited condensed financial statements contained within the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021 should no longer be relied upon due to errors in such financial statements, and therefore a restatement of these prior financial statements is required. Accordingly, the Company intends to restate the aforementioned financial statements by amending its quarterly report on Form 10-Q for the quarter ended June 30, 2021, as soon as reasonably practicable. The Company expects to file amended quarterly report on or before March 25, 2022.

The impact of this restatement on the Company's third quarter 2021 unaudited condensed financial statements will be a $20,000 increase to liabilities and an overall decrease in its operating expenses of $16,437,280. The decrease to expense is mostly due to decreasing the fair value of common stock issued for services. The decrease in the per share price of the common stock that was issued for services also resulted in a $906,250 decrease to common stock to be issued and a $15,530,876 decrease of additional paid in capital.

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Safe Harbor Statement:

The following is a Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:

This Form 8-K may include forward-looking statements. As a general matter, forward-looking statements reflect our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. These statements may be identified by the use of forward looking terminology such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates," or the negative version of those words or other comparable words, but the absence of these words does not necessarily mean that a statement is not forward-looking. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for the disclosure of forward-looking statements.

The forward-looking statements contained in this Form 8-K are based upon our historical performance, current plans, estimates, expectations and other factors we believe are appropriate under the circumstances. The inclusion of this forward-looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved since these forward-looking statements are subject to various risks and uncertainties and assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from those indicated in these statements. Some of the key uncertainties and factors that could affect our future performance and cause actual results to differ materially from those expressed or implied by forward-looking statements are: our ability to submit periodic filings before regulatory deadlines; our expectations regarding our revenues, expenses and operations and our ability to sustain profitability.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sino American Oil Company

Date: March 15, 2022	By:	/s/ Kimberly Sue Halvorson
Kimberly Sue Halvorson
Chief Executive Officer, Director